SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                        Commission File Number: 000-49620

                             Biogentech Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                              91-1868007
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2445 McCabe Way, Suite 150, Irvine, California                           92614
----------------------------------------------------                     -----
(Address of principal executive offices)                            (Zip Code)

                                 (949) 757-0001
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to the Biogentech Corporation's (the "Registrant") press release dated July 31, 2003, furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits


99.1 Press Release of Registrant, dated July 31, 2003, reporting the Registrant's definitive agreement with InnoFood, Inc.



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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Biogentech Corporation


July 30, 2003                      By:     /s/ Chaslov Radovich
                                           -----------------------------------
                                           Chaslov Radovich, President


                                 EXHIBIT INDEX


EXHIBIT                                              DESCRIPTION OF EXHIBIT
NUMBER
99.1 Press Release of Registrant, dated July 31, 2003, reporting the Registrant's definitive agreement with InnoFood, Inc.


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